                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 Form 8-K/A

                              Amendment No. 1


                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date  of  Report  (Date of earliest event reported):       DECEMBER 30, 1997
                                                           -----------------





       PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP
    ----------------------------------------------------
   (Exact Name of Registrant as Specified in Its Charter)




       MARYLAND              333-34835        87-0516235
       --------              ---------        ----------
(State or Other Jurisdiction (Commission     (IRS Employer
   of Incorporation)       File Number) Identification Number)



      35 CENTURY PARK-WAY, SALT LAKE CITY, UTAH  84115
      ------------------------------------------------
(Address of Principal Executive Offices, Including Zip Code)



Registrant's Telephone Number, Including Area Code:   (801) 486-3911
                                                       -------------


                             N/A
(Former Name of Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      This From 8-K/A Amendment No. 1, is being filed for the purpose of filing the financial statements and pro forma financial information required by Item 7 with respect to the Current Report on Form 8-K dated December 30, 1997 filed by the registrant on January 13, 1998 regarding the acquisition of a real estate property known as Salem Center.






(a)   FINANCIAL STATEMENTS OF PROPERTY ACQUIRED:

      SALEM CENTER

      Report of Independent Accountants                             F-1
      Statement of Revenues and Certain Expenses for
       the Year Ended December 31, 1996                             F-2
      Statements of Revenues and Certain Expenses for
       the Nine Month Period Ended September 30,
       1997 and 1996 (unaudited)                                    F-3
      Notes to Financial Statements                                 F-4

(b)   PROFORMA FINANCIAL INFORMATION (UNAUDITED):

      PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP

      Condensed Consolidated Balance Sheet as of
       September 30, 1997                                           F-5
      Condensed Consolidated Statements of Operations for
       the Nine Month Period ended September 30, 1997
       and the Year Ended December 31, 1996                         F-7
      Estimated Twelve Month Pro Forma Statement of Net
      Operating Income and Operating Funds Available                F-12


(c)   EXHIBIT:

      (23.1) Consent of Independent Accountants                     F-15

                   REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of JP Realty, Inc. and the Partners of
Price Development Company, Limited Partnership

      We have audited the accompanying statement of revenues and certain expenses of Salem Center for the year ended December 31, 1996. This historical statement is the responsibility of management. Our responsibility is to express an opinion on this historical statement based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

      The accompanying historical statement was prepared on the basis described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K of JP Realty, Inc. and Price Development Company, Limited Partnership) and is not intended to be a complete presentation of the revenues and expenses of Salem Center.

      In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Salem Center, on the basis described in Note 2, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.







PRICE WATERHOUSE LLP
Salt Lake City, Utah
January 22, 1998

PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP
SALEM CENTER
STATEMENT OF REVENUES AND CERTAIN EXPENSES

                                                    FOR THE YEAR ENDED
                                                     DECEMBER 31, 1996
                                                     -----------------

Revenues
     Minimum Rents                                    $    3,057,431
     Percentage and Overage Rents                            235,516
     Recoveries from Tenants                               1,441,375

                                                           4,734,322


Certain Expenses
     Operating and Maintenance                             1,546,425
     Real Estate Taxes                                       400,175
                                                           1,946,600
                                                      --------------
Revenues in Excess of Certain Expenses                $    2,787,722
                                                      ==============

See accompanying notes to Statements of Revenues and Certain Expenses

PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP
SALEM CENTER
STATEMENTS OF REVENUES AND CERTAIN EXPENSES

                                               (UNAUDITED)   (UNAUDITED)
                                              FOR THE NINE  FOR THE NINE
                                              MONTH PERIOD  MONTH PERIOD
                                                  ENDED        ENDED
                                               SEPTEMBER 30, SEPTEMBER 30,
                                                    1997        1996
                                                 ----------  -----------

Revenues
     Minimum Rents                               $ 2,415,504 $ 2,239,989
     Percentage and Overage Rents                    127,883     162,966
     Recoveries from Tenants                       1,124,443   1,057,042

                                                   3,667,830   3,459,997


Certain Expenses
     Operating and Maintenance                     1,184,946   1,125,270
     Real Estate Taxes                               302,562     297,700
                                                   1,487,508   1,422,970
                                                 ----------- -----------
Revenues in Excess of Certain Expenses           $ 2,180,322 $ 2,037,027
                                                 =========== ===========



See accompanying notes to Statements of Revenues and Certain Expenses

PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP
SALEM CENTER

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

1.   OPERATION OF PROPERTY

     The accompanying statements of revenues and certain expenses relate to the operations of Salem Center (the "Property") located in Salem, Oregon. The Property was opened in 1980. On December 30, 1997, Price Development Company, Limited Partnership (the "Company") through its subsidiary Price Development Company, Limited Partnership, (the "Operating Partnership") acquired the Property for $32,500,000.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying statements of revenues and certain expenses have been prepared on the accrual basis of accounting.

     The accompanying statements are not representative of the actual operations for the period presented, as certain revenues and expenses, which may not be comparable to the revenues and expenses to be earned or incurred by the Company in the future operations of the Property, have been excluded. Revenues excluded consist of interest and other revenues unrelated to the continuing operations of the Property. Expenses excluded consist of interest, depreciation of building and improvements, amortization of deferred costs, and other general and administrative costs not directly related to the future operations of the Property.

USE OF ESTIMATES

     The preparation of these statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. Actual results could differ from these estimates.

INCOME RECOGNITION

     Minimum rents are recognized using the straight-line basis. Percentage rent revenues are considered earned when tenant's sales exceed the minimum annual sales volume required for percentage rent under terms of the lease agreement.

UNAUDITED FINANCIAL INFORMATION

     The interim financial data for the nine month period ended September 30, 1997 and 1996 is unaudited; however, in the opinion of the Company, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim periods. The results for the periods presented are not necessarily indicative of the results for the full year.

PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 1997


(UNAUDITED)


     The following unaudited pro forma condensed consolidated balance sheet is presented as if the acquisition of the Property acquired on December 30, 1997 had occurred as of September 30, 1997. This pro forma condensed consolidated balance sheet should be read in conjunction with the pro forma condensed consolidated statements of operations of the Operating Partnership presented herein and the historical financial statements and notes thereto of the Operating Partnership included in the Form S-3 (registration Nos. 333-34835 and 333-34835-01) filed on November 14, 1997 as amended.

     The unaudited pro forma condensed consolidated balance sheet does not purport to represent what the actual financial position of the Operating Partnership would have been at September 30, 1997, nor does it purport to represent the future financial position of the Operating Partnership.

PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 1997                               (DOLLARS IN THOUSANDS)


(UNAUDITED)

                          Operating                        Operating
                          Partnership     Pro Forma       Partnership
                          HISTORICAL    ADJUSTMENTS(A)     PRO FORMA
                          ----------    -------------     ----------
ASSETS

Net Real Estate Assets     $ 467,838       $ 32,500         $ 500,338
Other Assets                  19,910              -            19,910
                           ---------       --------         ---------
                           $ 487,748       $ 32,500         $ 520,248


LIABILITIES AND
 SHAREHOLDERS' EQUITY

Borrowings                 $ 216,456       $ 32,500         $ 248,956
Other Liabilities             27,841              -            27,841
                             244,297         32,500           276,797

Minority Interests             1,776              -             1,776

Partners' Capital

  General Partner            208,130             --           208,130
  Limited Partner             33,545             --            33,545

                             241,675             --           241,675
                           ---------       --------         ---------
                           $ 487,748       $ 32,500         $ 520,248
                           =========       ========         =========

(A) Reflects the Property acquired on December 30, 1997 as if the acquisition had occurred as of September 30, 1997. The acquisition was financed with $32,000 borrowed from the $200,000 unsecured credit facility and the assumption of $500 in debt.

PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1997
AND FOR THE YEAR ENDED DECEMBER 31, 1996


(UNAUDITED)

      On April 4, 1996, the Operating Partnership acquired the Grand Teton Mall. On January 28, 1997, the Company sold 1,500,000 shares of common stock in an underwritten public offering at an offering price of $27.125 per share. Net proceeds to the Company totaled $38,600,000 and were used to purchase additional interests in the Operating Partnership. The Operating Partnership used the proceeds to reduce borrowings outstanding under the $50,000,000 credit facility. On June 1, 1997, the Operating Partnership acquired the remaining 70 percent interest in Silver Lake Mall through the issuance of 72,000 Operating Partnership Units ("OP Units") valued at $1,863,000 and the assumption of debt totaling $24,755,000. On June 30, 1997, the Operating Partnership acquired Visalia Mall for $38,000,000, utilizing $37,000,000 in borrowings under an existing credit facility and $1,000,000 in cash. On December 30, 1997, the Operating Partnership acquired the Salem Center for $32,500,000, utilizing borrowings from the Operating Partnership's $200,000,000 unsecured credit facility. The unaudited pro forma condensed statement of operations for the nine month period ended September 30, 1997 is presented as if the public offering of common stock, the acquisition of the properties purchased on June 1, 1997, June 30, 1997 and December 30, 1997 had occurred on January 1, 1997. The unaudited proforma condensed statement of operations for the year ended December 31, 1996, is presented as if the public offering of common stock, the acquisition of the properties purchased on April 4, 1996, June 1, 1997, June 30, 1997 and December 30, 1997 had occurred on January 1, 1996.

Pro forma information is based upon the historical consolidated results of operations of the Operating Partnership for the nine month period ended September 30, 1997 and for the year ended December 31, 1996, giving effect to the transactions described above. The pro forma condensed consolidated statements of operations should be read in conjunction with the pro forma condensed consolidated balance sheet of the Company presented herein and the historical financial statements and notes thereto of the Operating Partnership included in the Form S-3 (Registration Nos. 333-34835 and 333-34835-01) filed on November 14, 1997, as amended.

The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of what the actual results of operations of the Operating Partnership would have been assuming the transactions had been completed as set forth above, nor does it purport to represent the Company's results of operations for future periods.

PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1997 (IN THOUSANDS, EXCEPT PER PARTNERSHIP DATA)


(UNAUDITED)

                                           ACQUIRED
                           OPERATING     PROPERTY AND      OPERATING
                          PARTNERSHIP    COMMON STOCK     PARTNERSHIP
                         HISTORICAL(A)    OFFERING(B)      PRO FORMA
                         -----------      ----------       ---------

REVENUES
Minimum Rents              $  41,761       $  5,637         $ 47,398
Percentage and Overage Rents   3,087            192            3,279
Recoveries from Tenants       12,911          2,568           15,479
Interest and Other Income      1,006           (104)(C)          902
                           ---------       --------         --------
                              58,765          8,293           67,058

EXPENSES

Operating Expenses Before
 Depreciation and Interest    19,368          3,206           22,574
Interest                       5,899          3,183            9,082
Depreciation and Amortization  9,576          1,188           10,764
                             ------         -------        ---------

    Net Operating Income      23,922            716           24,638

Minority Interests in
 Income of Consolidated
 Partnerships                   (299)            --             (299)
Gain on Sale of Real Estate      339             --              339
                           ---------       --------         --------

Net Income                 $  23,962       $    716         $ 24,678
                           =========       ========         ========

Net Income Per
 Partnership Unit          $    1.14                        $   1.16
                           =========                        ========

Weighted Average
 Number of
 Partnership Units
 Outstanding               $  21,069                       $ 21,263(D)
                           =========                       ========


PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1997 (DOLLARS IN THOUSANDS)


(UNAUDITED)

(A) Reflects the Price Development Company, Limited Partnership historical consolidated statement of operations for the period January 1, 1997 to September 30, 1997.

(B) Reflects revenues and expenses of the properties acquired on June 1, June 30, and December 30, 1997, respectively, for the nine months ended September 30, 1997 and the additional OP Units issued as a results of the common stock offering on January 28, 1997, and OP Units issued in purchase of Silver Lake Mall as if consummated on January 1, 1997 as follows:


                                                       Common
                            Silver Lake Visalia Salem   Stock
                                MALL    MALL    CENTER OFFERING  TOTAL
                               ------  -------  ------  ------  -------
    Minimum Rents              $ 1,058  $ 2,164 $ 2,415 $   --  $ 5,637
    Percentage and Overage Rent     37       27     128     --      192
    Recoveries from Tenants        410    1,034   1,124     --    2,568
    Operating Expenses             441    1,277   1,488     --    3,206
    Interest (1)                   699    1,193   1,580   (289)   3,183
    Depreciation (2)               217      395     576     --    1,188


    (1)Reflects interest expense on $78,500 outstanding under the revolving credit facilities, drawn for purpose of the acquisitions of the properties, at a rate equal to the average interest rate incurred under the credit facilities, and interest on $12,997 of assumed debt at 8.5% fixed rate. A change in the interest rate of 1/8% on the credit facilities used to finance the acquisition of the properties would result in $74 interest expense increase or decrease for the nine months ended September 30, 1997.

       Interest expense is reduced by using the $38,600 in net proceeds from the January 28, 1997 common stock offering. The proceeds were used to retire borrowings outstanding on the Operating Partnership's $50,000 credit facility.

    (2)Reflects depreciation on $83,627 of the purchase price allocated to buildings, over a 40-year useful life.

(C) Adjustment reflects a reduction in outside management fees for the Operating Partnership received for management services of Silver Lake Mall prior to the acquisition.

(D)   Based upon 21,263,000 OP Units outstanding.   The number of OP Units
      outstanding include 1,500,000 of OP Units issued to the Company as a result of the January 28, 1997 offering and 72,000 OP Units issued in the purchase of Silver Lake Mall.

PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996   (IN THOUSANDS, EXCEPT PER PARTNERSHIP
DATA)

(UNAUDITED)
                                                  ACQUIRED
                                      OPERATING PROPERTIES AND OPERATING
                                      PARTNERSHIP COMMON STOCK PARTNERSHIP
                                     HISTORICAL(A) OFFERING(B) PRO FORMA
                                     ------------  ----------  ---------

Revenues

 Minimum Rents                          $ 52,447    $ 10,707   $ 63,154
 Percentage and Overage Rents              4,061         574      4,635
 Recoveries from Tenants                  15,557       4,538     20,095
 Interest and Other Income                   884        (148)(C)    736
                                        --------    --------   --------
                                          72,949      15,671     88,620
Expenses

 Operating Expenses Before
 Depreciation and Interest                24,405       5,832     30,237
 Interest                                  7,776       4,249     12,025
 Depreciation and Amortization            11,979       2,270     14,249
                                        --------    --------   --------

 Net Operating Income                     28,789       3,320     32,109

 Minority Interests in Income
  of Consolidated Partnerships              (389)        --        (389)
 Gain on Sale of Real Estate                  94         --          94
                                        --------    -------    --------

 Net Income                             $ 28,494    $ 3,320    $ 31,814
                                        ========    =======    ========

 Net Income Per
  Partnership Unit                      $   1.45                $  1.50
                                        ========                =======
 Weighted average number
  of Partnership Units Outstanding      $ 19,668               $ 21,257(D)
                                        ========               ========


PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996          (DOLLARS IN THOUSANDS)

(UNAUDITED)

(A) Reflects the Price Development Company, Limited Partnership historical consolidated statement of operations for the year ended December 31, 1996.

(B) Reflects revenues and expenses of the properties acquired on June 1, June 30, and December 30, 1997 for the year ended December 31, 1996 and the revenues and expenses for the purchase of Grand Teton Mall on April 4, 1996 and the additional OP Units issued as a result of the common stock offering on January 28, 1997, and OP Units issued in purchase of Silver Lake Mall, as if consummated on January 1, 1996 as follows:

                      Grand Teton Silver Lake Visalia Salem Common Stock
                          MALL      MALL     MALL     MALL    OFFERING  TOTAL
                         -------   -------  -------  -------  -------- ------

Minimum Rents                866   $ 2,520  $ 4,264  $ 3,057  $   --   $10,707
Percentage and Overage Rent   46       154      138      236      --       574
Recoveries from Tenants      239     1,040    1,815    1,444      --     4,538
Operating Expenses           339     1,240    2,306    1,947      --     5,832
Interest (1)                 550     1,690    2,405    2,113  (2,509)    4,249
Depreciation (2)             179       525      796      770      --     2,270

      (1)Reflects interest expense on $112,500 outstanding under the revolving credit facilities, drawn for purposes of the acquisitions, at a rate equal to the average interest rate incurred under the credit facilities, and interest on $12,997 of assumed debt at a 8.5% fixed rate. A change in the interest rate of 1/8% on the credit facilities used to finance the acquisition of the properties would result in $141 interest expense increase or decrease.

         Interest expense is reduced by using the $38,600 in net proceeds from the January 28, 1997 common stock offering. The proceeds were used to retire borrowings outstanding on the Operating Partnership's $50,000 credit facility.

      (2)Reflects depreciation on $112,241 of the purchase price allocated to buildings, over a 40-year useful life.

(C) Adjustment reflects a reduction in outside management fees for the Operating Partnership received for management services of Silver Lake Mall prior to the acquisition.

(D) Based upon 21,257,000 OP Units outstanding. The number of OP Units outstanding include 1,500,000 OP Units issued to the Company as a result of the January 28, 1997 offering and 72,000 OP Units issued in the purchase of Silver Lake Mall.

PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP
ESTIMATED TWELVE-MONTH PRO FORMA STATEMENT
OF TAXABLE NET OPERATING INCOME AND OPERATING FUNDS AVAILABLE (DOLLARS IN THOUSANDS)


(Unaudited)

The following unaudited statement is a pro forma estimate of taxable income and funds available from operations of the Operating Partnership for the year ended December 31, 1996. The pro forma statement is based on the Operating Partnership's historical operating results for the twelve-month period ended December 31, 1996 adjusted for the effects of the Operating Partnership's acquisition of the Properties purchased on June 1, June 30, and December 30, 1997. This statement does not purport to forecast actual operating results for any period in the future.

This statement should be read in conjunction with (i) the financial statements of the Operating Partnership and (ii) the pro forma condensed financial statements of the Operating Partnership.

ESTIMATE OF TAXABLE NET OPERATING INCOME:

Operating Partnership historical net income before minority
 interest, exclusive of depreciation and
 amortization (Note 1)                                       $ 40,593

Properties acquired on June 1, June 30, and December 30,
 1997 - historical earnings from operations before
 minority interest, as adjusted, exclusive of
 depreciation and amortization (Note 2)                         5,590

Estimated 1996 tax depreciation and amortization (Note 3):
  1996 tax depreciation and amortization                      (13,337)
  Pro forma tax depreciation for Properties acquired
  during 1997                                                  (2,270)

Pro forma taxable net operating income                       $ 30,576


ESTIMATE OF OPERATING FUNDS AVAILABLE:
Pro forma taxable net operating income                       $ 30,576
Add pro forma depreciation                                     15,607

Estimated pro forma operating funds available (Note 4)       $ 46,183

PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP
ESTIMATED TWELVE-MONTH PRO FORMA STATEMENT
OF TAXABLE NET OPERATING INCOME AND OPERATING FUNDS AVAILABLE



(Unaudited)

Note 1 -The historical earnings from operations represent the Operating Partnership's earnings from operations before minority interest for the twelve months ended December 31, 1996 as reflected in the Operating Partnership's historical financial statement.

Note 2 -The historical earnings from operations for the Properties acquired on June 1, June 30, and December 30, 1997 represent the revenues and certain expenses as referred to in the pro forma condensed consolidated statement of operations for the year ended December 31, 1996 included elsewhere herein.

Note 3 -Tax depreciation for the Operating Partnership is based upon the Operating Partnership's tax basis in the Property. The costs are generally depreciated on a straight-line method over a 40-year life.

Note 4 -Operating funds available does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs.

                                    SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PRICE DEVELOPMENT COMPANY, LIMITED
                                         PARTNERSHIP
                                         BY: JP REALTY, INC. AS GENERAL PARTNER



Date: FEBRUARY 3, 1998                   /s/ Scott Collins
      -----------------                  -----------------------
                                         M. Scott Collins
                                         VICE-PRESIDENT AND
                                         CHIEF FINANCIAL OFFICER

                                   EXHIBIT 23.1





                        CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-34835 and No. 333-34835-01) of Price Development Company, Limited Partnership of our report dated January 22, 1998 relating to the statement of revenues and certain expenses of Salem Center for the year ended December 31, 1996, which appears in the Current Report on Form 8-K/A Amendment No. 1 of Price Development Company, Limited Partnership dated December 30, 1997.




PRICE WATERHOUSE LLP
Salt Lake City, Utah
February 3, 1998